UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2006 (August 15, 2006)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
     This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Abercrombie & Fitch Co. (the “Registrant”) dated August 16, 2006 and filed with the Securities and Exchange Commission (the “SEC”) on that date (the “August 16, 2006 Form 8-K”), reporting under “Item 2.02. Results of Operations and Financial Condition” that on August 15, 2006, the Registrant had issued a news release reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended July 29, 2006 and made available in conjunction with the news release, additional quarterly financial information. In addition, the August 16, 2006 Form 8-K disclosed that on August 15, 2006, the Registrant’s management conducted a conference call to review the Registrant’s financial results for the thirteen weeks ended July 29, 2006 and address plans for the second half of the fiscal year ending February 3, 2007.
     This Amendment No. 1 amends the August 16, 2006 Form 8-K in order to include as part of the news release furnished as Exhibit 99.1 to the Current Report on Form 8-K, the Registrant’s Condensed Consolidated Statements of Income (Unaudited) for the thirteen weeks ended July 29, 2006 and the thirteen weeks ended July 30, 2005, Condensed Consolidated Statements of Income (Unaudited) for the twenty-six weeks ended July 29, 2006 and the twenty-six weeks ended July 30, 2005 and Condensed Consolidated Balance Sheets at July 29, 2006 (unaudited) and January 28, 2006 (collectively, the “Financial Statements”). These Financial Statements were inadvertently omitted from Exhibit 99.1 as furnished with the August 16, 2006 Form 8-K. The disclosures included under “Item 2.02. Results of Operations and Financial Condition” and “Item 8.01. Other Events” of this Amendment No. 1 are the same as the disclosures included under “Item 2.02. Results of Operations and Financial Condition” and “Item 8.01. Other Events” of the August 16, 2006 Form 8-K. Exhibits 99.2 and 99.3 furnished under “Item 9.01. Financial Statements and Exhibits” of this Amendment No. 1 are the same as those furnished with the August 16, 2006 Form 8-K under “Item 9.01. Financial Statements and Exhibits”.
Item 2.02. Results of Operations and Financial Condition.
     On August 15, 2006, the Registrant issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended July 29, 2006. A copy of the Release is furnished as Exhibit 99.1 to this Amendment No. 1 and is incorporated herein by reference.
     The Registrant also made available in conjunction with the Release additional quarterly financial information as of and for the quarterly period ended July 29, 2006 and as of and for the quarterly periods during the fiscal years ended January 28, 2006, January 29, 2005 and January 31, 2004. The additional quarterly financial information is furnished as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.
     The Registrant’s management conducted a conference call on August 15, 2006, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s financial results for the thirteen weeks ended July 29, 2006. Additionally, the Registrant’s management addressed plans for the second half of the fiscal year ending February 3, 2007 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.
Item 8.01. Other Events.
     In the Release, the Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on August 15, 2006 and is payable on September 19, 2006 to stockholders of record on August 29, 2006.

Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are furnished with this Amendment No. 1:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on August 15, 2006

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on August 15, 2006

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 15, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: August 18, 2006	By:	/s/ Michael W. Kramer

Michael W. Kramer Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K/A
(Amendment No. 1)
Dated August 18, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on August 15, 2006

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on August 15, 2006

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 15, 2006